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                                                                  EXHIBIT 10.1

FIFTH ADDENDUM TO LEASE DATED AUGUST 24, 1995 BY AND BETWEEN DELL ENTERPRISES AND SOLOPOINT, INC., FOR PREMISES AT 130-B KNOWLES DRIVE, LOS GATOS, CALIFORNIA.

Whereas Tenant wishes to renew the above referenced lease, Landlord and Tenant agree to the following additional terms and conditions.

1.   Term:
     The term shall be for one (1) year commencing October 1, 1999 and ending on September 30, 2000.

2.   Rental Rate:
     Monthly base rent shall be $14,722.20 NNN through the term of the Lease. Expenses for taxes, insurance and maintenance (NNN) shall be billed monthly.
     Utilities are billed monthly, and are not part of the NNN expenses.

3.   Tenant Improvements:
     Tenant presently occupies the Premises, and accepts same in their "As Is" condition.

4.   Security Deposit:
     Tenant shall deposit with Landlord an amount equal to $6,870,36 as additional Security Deposit, to bring the total Security Deposit to $14,722.20.

5.   Option to renew Lease:
     Tenant shall have the option to renew this Lease for 2 one (1) year options. The rent first option year shall be $15,540.10 NNN per month; and for the second option period $16,358.00 NNN per month.

6.   Notice to renew Lease:
     Tenant agrees to notify Landlord in writing not less than ninety (90) days prior to the expiration of this Lease term, provided, Tenant wishes to renew its Lease. If Tenant does not give such notice, Landlord shall proceed to market said premises to other Tenants.

7.   Late Charges:
     If any rent is not received by Landlord within six (6) working days after rent is due, Tenant shall pay to Landlord a late charge of FIVE PERCENT of
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     Tenant's monthly rent as liquidated damages, in lieu of actual damages and attorney fees and costs. The parties agree that this late charge represents a reasonable estimate of the expenses that Landlord will incur because of any late payment in Rent (other than interest and attorney fees and costs). Tenant shall pay the late charge as Additional Rent with the next installment of Rent.

     Initial  here for the above paragraph. Tenant: /s/    Landlord: /s/
                                                    ---              ---

All other terms and conditions shall be as stated in the above referenced Lease.

LANDLORD:                               TENANT:

DELL ENTERPRISES,                       SOLOPOINT, INC.
a California limited partnership

By /s/ XXX                              By /s/ XXX
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Title General Partner                   Title Chief Financial Officer
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Date 9/13/99                            Date 9/7/99
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